Shire
                                 BioChem Pharma

                           Deutsche Bank Health Care
                                   Conference
                                   9 May 2001

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                                Shire Q1 Results
                          Proposed merger with BioChem

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


                    Comment on "Forward-Looking Statements"

The statements made during today's presentation, or in response to questions during the Question & Answer period, that are not historical facts, are forward-looking statements that involve risks and uncertainties, including but not limited to, risks associated with the inherent uncertainty of pharmaceutical research, product development and commercialisation, the impact of competitive products, patents, and other risks and uncertainties, including those detailed from time to time in periodic reports including the Annual Report filed on Form 10K by Shire with the Securities and Exchange Commission.

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

                        Section 57 Financial Services Act

This presentation does not constitute an offer to sell or issue, or a solicitation of any offer to purchase or subscribe for, any ordinary shares in Shire Pharmaceuticals Group plc (the "Company" or "Shire"), nor shall it form the basis of, or be relied upon in connection with, any contract for such purchase or subscription. No representation or warranty, express or implied, is made or given by the Company as to the accuracy or completeness of the information or the opinions contained in this presentation and no liability is accepted for any such information or opinions.

This document has been issued by, and is the sole responsibility of, the Company. This document has been approved by Deutsche Bank AG London ("Deutsche Bank") solely for the purposes of section 57 of the UK Financial Services Act 1986.

Deutsch Bank, which is regulated in the United Kingdom by the Securities and Futures Authority Limited, is acting for Shire and no one else in connection with the Merger and will not be responsible to anyone other than Shire for providing the protections afforded to customers of Deutsche Bank nor for providing advice in relation to the Merger. Persons viewing this document are directed to the Shire press announcement dated 11 December 2000 (the "Press Release"), which contains addiitonal details and information relating to the Merger.

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


In connection with the proposed Merger with Shire and BioChem, Shire previously filed a Proxy Statement with the US Securities and Exchange Commission ("SEC") and mailed the Proxy Statement and a UK Circular and listing particulars (the "Circular") to its shareholders. Other materials relating to the Merger have also be filed with the SEC. Investors are urged to read the Proxy Statement, Circular, and other relevant documents filed with the SEC, including Shire's Annual Report on form 10-K, which include important information.

The Proxy Statement and the Circular should not be distributed, forwarded or transmitted to, in or into Australia or Japan.


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

                             Q1 Financial Highlights
                             (before APB 25 charge)

o       Revenues                          $155.6m        +31%

o       Operating income                  $  42.0m       +44%

o       Income before tax                 $  40.1m       +50%

o       EPS (diluted)

o       Ordinary shares                      10.7 cents)
                                                       )
                                                       ) +46%
o        ADS                                 32.1 cents)


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                                Key Product Sales
                                 Q1 01 vs Q1 00

                  Q1 01        Q1 00       Sales    Scrip*
                    $m           $m       Growth %  Growth %
                 --------     --------   ---------  --------

Adderall            70.1         54.5        +29      +20

Agrylin             17.1         11.0        +56      +42

Pentasa             14.4         10.3        +39      +10

Carbatrol            9.6          5.6        +72      +43

ProAmatine           7.6          3.6        +112     +31

*  IMS Data


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


                                  Balance Sheet

                         31.3.01       31.3.00   31.12.00

                           $m            $m         $m


Net Assets                 762          631         753

Net Cash                    97           (8)         58

Gearing                    Nil            1%        Nil


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


                                   AdderallTM


o    Adderall(TM)

     o    One tier pricing since 1 May 2001

o    Adderall XR* (SLI 381)

     o    Novel, once a day formulation of Adderall(TM)

     o    First results presented in October 2000

     o    Phase III data presented at the APA on 9 May 2001

     o    NDA submitted early - 3 October 2000

     o    Anticipated launch in Q4 2001(1)



(1)  Subject to regulatory approval

*    Trade Mark under registration


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

                                   Agrylin(R)
                                  (anagrelide)


o European Commission granted orphan drug designation for anagrelide in treatment of essential thrombocythaemia

o    Orphan drug status already granted in US and Japan

o    USPs:

     o    Selectively reduces platelets

     o Offers a new therapy for avoiding potential risks of "pan-marrow" treatments

     o    Extensive US marketing

     o Extensive safety database >4000 patients with myeloproliferative disorders (MPD's) Reminyl(TM)



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
                                  Reminyl(TM)

o    UK NICE* endorsements**

o    US launch May 2001 by Janssen Pharmaceutica and Ortho McNeil

o    USPs:

     o    Reminyl delays the emergence of behavioural symptoms

     o    Has been shown to have a positive effect on four domains of AD:

          o    Cognition

          o    Activity of Daily Living

          o    Delays the emergence of behavioural symptoms

          o    Reduction in Caregiver Burden

     o    European label states Reminyl's unique Dual Mechanism of Action


*    National Institute for Clinical Excellence

** on 19 January 2001 recommends that treatments for Alzheimer's disease should be made available as part of the management of the disease in the UK, Reminyl being such a treatment


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



                                     Foznol*


o    Lanthanum carbonate

o    First European filing submitted on 13 March 2001

o    US filing expected by late Q4 2001

o    USPs:

     o    Offers advantages in effectiveness and side-effect profile

     o    Non Calcium based - toxicity advantages

     o    User friendly formulation (chewable tablets)

     o



*    Trade Mark under registration


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

                             Shire - BioChem merger
                                  Key messages:

     o    Similar strategies

     o    Track record of high profitability

     o    Above industry growth1

     o    More products and projects


     1    based on pro forma 2000 combined company revenue


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

                            Combined company strategy


Business                   Innovation, specialty pharma

Function                   Search & development plus marketing

Geography                  Direct marketing in 7 of the 8 key markets

Major Therapeutic          CNS, Oncology, Antivirals,
Areas                      Vaccines




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

                                  Dr. T. Yamada
                         Chairman - R&D, GlaxoSmithKline

o "The middle - going from hits and leads to drugs with proof of concept - is where industry fails. There, you need agility, focus and speed. You need autonomy and accountable entrepreneurial spirit that maximises scientific interaction and internal competition for resources.

o    .... These units, of no more than 400-500 scientists, will work on the drug leads that have been discovered in the huge screening processes conducted at corporate level."

             Source: Financial Times: 2nd April 2001, David Pilling

                                (emphasis added)




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                             Enhanced R&D capability

                              Complementary skills


                                        Shire strengths
                        --------------------------------------------------

   Lead                                    Clinical/
optimisation           Preclinical         Regulatory            Marketing

-----------------------------------------------
   BioChem strengths


     In complementary therapeutic areas




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                           Shire BioChem R&D portfolio

10 Years                     Planned years to launch                0 Years
--------------------------------------------------------------------------------

         BioChem

BCH-10618            BCH-3963
          Influenza  Troxatyl
           vaccine
BCH-13520
         N. meningitides
           vaccine

P.aeruginosa
  vaccine

S.pneumoniae
  vaccine


High risk---------------------------------------------------------   Low risk


                           Shire BioChem R&D portfolio

10 Years                     Planned years to launch                0 Years
--------------------------------------------------------------------------------

                                                         Shire

                                                                     Reminyl
                                          Pentasa 500mg

                                                             SLI 381
                                                    Dirame

                                  N.meningitides
                          SPD 503                   SPD 417          Anagrelide

                       SPD 420            Emitasol

                   SPD 418                          SPD 424

            SPD 427   SPD 421                                        Foznol
                                          Balsalazide
    SPD 451             SPD 502


High risk---------------------------------------------------------   Low risk


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



                              Financial dimensions
                             2000 pro forma combined
                               excluding CliniChem

o    US$ 675m revenues(1) up 26%

o    US$ 200m operating income(1) (2)

o    Operating margin: 30%(2)

o    US$ 155m R&D (23% of revenues)(4)

o    US$ 8.5bn market capitalisation(3)


(1)  Source: Shire press release of 14 February 2001

(2)  Pre APB25 charge and gain on sale of long term investments

(3)  As at December 8th 2000 on a fully diluted basis

(4)  Pro forma 2000 figures as per US Proxy Statement




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                     Industry profitability - a comparison*

                                                               Operating Margin
                        Operating Margin %    R&D/Revenue %         Pre R&D %
                        ------------------    -------------    ----------------

Amgen                                42.5              23.3                65.8

Shire BioChem**                      29.8              23.0                52.8

Eli Lilly                            32.8              18.6                51.4

Shire Standalone                     27.9              20.5                48.4

Alza                                 27.1              19.3                46.4

Pfizer                               30.6              15.0                45.6

Elan                                 24.0              21.2                45.2

GSK                                  29.3              13.9                43.2

BM                                   32.0              10.6                42.6

AZ                                   25.2              16.6                41.8

Novartis                             22.0              13.0                35.0

J&J                                  22.2              10.0                32.2

Allergan                             18.8              12.5                31.4

Pharmacia                            14.7              15.2                29.9

Merck                                23.3               5.8                29.1

Watson                               19.2               8.3                27.5

IVAX                                 17.8               8.2                26.0

*2000 Analysis -- unaudited ** Proforma subject to completion of the merger




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                        Key drivers of revenue growth(1)
                                   2001 - 2003


Adderall(TM)/SLI 381(2)                          Zeffix(TM)(3)

3TC(TM)/Combivir(TM)/Trizivir(TM)(3)             Second Look(TM) (CADx)

Agrylin(R)                                       Reminyl(TM)

Carbatrol(TM)                                    Foznol*



(1)  Ranked by LTM sales

(2)  *Trade Mark under registration

(3)  3TC, Combivir, Trizivir and Zeffix are trademarks of GlaxoSmithKline





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                                 3TC Franchise:
                          Epivir/Combivir/Trizivir(1)

o Foundation for HIV/AIDS therapy - primary component of many combination therapies

o    US$129.9 million FY2000 revenues(2)

o    8% growth Q1 at CER(4)

o    Double digit royalties from GlaxoSmithKline

o Introduction of a once-a-day dosage and encouraging data on resistance profile could sustain future growth

o    Patent protection through 2010(3)



(1)  3TC, Epivir, Combivir and Trizivir are trademarks of GlaxoSmithKline

(2)  Royalty income and Canadian product sales, full year 2000

(3)  Further protection on combinations until 2018

(4)  Source BioChem Pharma Q1 01 results



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

                                   ZeffixTM(3)

o    Only approved oral treatment for Hepatitis B

o    Key markets PacRim, Italy and Spain

o    US$13.2 million FY2000 revenues(1)

o    Q1 01 sales up 73% on Q1 00(2)

o    Double digit royalties from GlaxoSmithKline

o    Launched in Japan November 2000

o    Patent protection through 2013



(1)  Royalty income and Canadian product sales

(2)  Source GlaxoSmithKline Q1 01 results

(3)  3TC, Epivir, Combivir and Trizivir are trademarks fo GlaxoSmithKline





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                            Q1 2001 & Merger Summary

o    Shire Revenue growth 31%

o    Shire EPS growth 46%

o    ReminylTM US May 2001 Launch by Janssen Pharmaceutica and Ortho McNeil

o    Merger* is strategically and financially compelling

o    Merger* review period extended by Industry Canada**







*Proposed merger with BioChem

**Review period extended to 11 May 2001, or such other date as the parties may agree to.


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                                     SHIRE







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                              Headline merger terms

o    Fixed price offer of US$37, subject to cap and floor

     o    premium of 39.6% over BioChem's closing price on December 8, 2000

o    Values BioChem(1) at approximately US$4.0 billion

o    Cap and floor set:

         Shire ADS ($)              Terms

         $47.20 - $70.80            Fixed price of US$37

         < $47.20                   Fixed exchange ratio of 0.7839

         > $70.80                   Fixed exchange ratio of 0.5226

o    Merger agreement contains termination clauses and 19.9% option

o    Closing expected Q2 2001(2)

o    Pro forma market capitalisation of US$8.5 billion(3)




(1) Fully diluted share capital

(2) Subject to required approvals

(3) As of December 8, 2000 on a fully diluted basis



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                              Development Pipeline


Therapeutic           PC/Phase I     Phase II and beyond        Total
   Area
----------------    ------------------------------------------------------------

CNS                       6                  5                    11

Antiviral                 2                  0                     2

Oncology                  1                  3                     4

Vaccines                  4                  0                     4

Metabolic/GI              0                  4                     4
                    ------------------------------------------------------------
Total                    13                 12                    25
                    ------------------------------------------------------------


                     13 early stage projects, 12 late stage



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
                          Phase II and beyond Pipeline


   Product Indication                    Phase II   Phase III   Registration   Marketed


Central Nervous System

   Reminyl (galantamine)
     Alzheimer's disease         -------------------------------------------------

   Adderall XR (SLI 381) ADHD    ----------------------------------

   Dirame Moderate to
     severe pain                 ---------------------------

   Frakefamide Moderate to
     severe pain(1)              --------------

   SPD 417 Bipolar disorder      ------------------------

Oncology/Haematology

   Agrylin Thrombocythemia       ---------------------------------------------------

   Troxatyl leukemia             -------------------

   SPD 424 Prostate cancer       --------------------------

Metabolic disease

   Foznol (Lambda)
     Hyperphosphatemia           ------------------------------

 Gastroenterology

   Balsalazide Ulcerative colitis------------------------------------------------

   Emitasol Diabetic gastroparesis-----------------------

   Pentasa 500mg Ulcerative colitis----------------------


(1) Frakefamide acts peripherally


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